UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

VERITEQ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 S. CONGRESS AVENUE, SUITE 401 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-846-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2016, in accordance with the Company’s by-laws, Mr. Michael James and Dr. Ken Shapiro were appointed as members of the Company’s Board of Directors.

Mr. James, age 57, has been Chief Financial Officer Terra Tech Corp., since April 2011. Previously, Mr. James served as Chief Executive Officer of Nestor, Inc. (“Nestor”) where he successfully completed a financial restructuring of Nestor prior to its sale in September 2009 from the Receiver's Estate in Superior Court of the State of Rhode Island. He also served on Nestor's Board of Directors from 2006 to 2009. Mr. James has been the Managing Partner of Kuekenhof Capital Management, LLC, a private investment management company, for the past ten years where he continues to serve as Managing Director of Kuekenhof Equity Fund, L.P. and Kuekenhof Partners. Mr. James is also a director of Guided Therapeutics, Inc. where he serves as Chairman of the Compensation Committee and as a member of the Audit Committee. Mr. James holds a Bachelor of Science Degree in Accounting from Fairleigh Dickinson University.

Dr. Shapiro, age 59, is currently medical director of The Brace Shop, LLC (“The Brace Shop”), an online retailer of orthopedic braces and related medical devices, which he founded in 1995. Prior to founding The Brace Shop, Dr. Shapiro was a licensed podiatrist for more than 20 years. He holds a Bachelor of Science Degree from the University of Western Ontario and a D.P.M. Degree from the Temple School of Podiatric Medicine.

At this time there has been no agreement as to cash or equity compensation that will be received by Dr. Shapiro and Mr. James in connection with their serving on the Company’s Board of Directors, and it has not been determined which committees of the Board of Directors, if any, that they will serve upon.

Special Note Regarding Forward-Looking Statements

This current report on Form 8-K contains"forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and our actual results could differ materially from expected results. These risks and uncertainties include, without limitation, VeriTeQ's ability to continue to raise capital to fund its operations and its proposed acquisition of The Brace Shop; as well as other risks. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriTeQ Corporation

Date: January 19, 2016	By:	/s/ Scott R. Silverman
Scott R. Silverman Chairman and Chief Executive Officer

3